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                                                                   EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-78236) pertaining to the 1992 Stock Option Plan of Showscan Entertainment Inc. of our report dated June 5, 1996, with respect to the consolidated financial statements and schedule of Showscan Entertainment Inc. included in the Annual Report (Form 10-K) for the year ended March 31, 1996.

                                                            Ernst & Young LLP

Los Angeles, California
June 28, 1996